UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 10, 2021

Apria, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40053	82-4937641
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7353 Company Drive

Indianapolis, Indiana 46237

(Address of Principal Executive Offices) (Zip Code)

(800) 990-9799

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	APR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Initial Public Offering

In connection with the closing of the initial public offering (the “Offering”) by Apria, Inc. (the “Company”) of its common stock, par value $0.01 per share (the “Common Stock”), described in the prospectus (the “Prospectus”), dated February 10, 2021, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), which is deemed to be part of the Registration Statement on Form S-1 (File No. 333- 252146) (as amended, the “Registration Statement”), the following agreements were entered into:

(1)	the Stockholders Agreement, dated as of February 16, 2021, by and among the Company and the other parties thereto (the “Shareholders Agreement”) and

(2)	the Registration Rights Agreement, dated as of February 16, 2021, by and among the Company and the other parties thereto (the “Registration Rights Agreement”).

The Stockholders Agreement and the Registration Rights Agreement are filed herewith as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements previously filed as exhibits to the Registration Statement and as described therein.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director; Committee Composition; Director Compensation

Effective February 10, 2021, following the effective time of the Registration Statement, Mr. Devon Rinker was appointed to the board of directors of the Company, joining Messrs. John G. Figueroa, Michael Audet, John R.

Murphy, Norman C. Payson, M.D., Neil P. Simpkins, Daniel J. Starck and Mike S. Zafirovski and Ms. Lynn Shapiro Snyder. Biographical information and board committee membership regarding these directors and a description of the material terms of these directors’ compensation for 2020 have previously been reported by the Company in the Prospectus and are incorporated by reference in this Item 5.02.

Apria, Inc. 2021 Omnibus Incentive Plan

In connection with the Offering, the board of directors of the Company and its stockholders adopted and approved the Apria, Inc. 2021 Omnibus Incentive Plan (the “2021 Omnibus Incentive Plan”), as contemplated by the Company’s Registration Statement. The 2021 Omnibus Incentive Plan became effective on February 10, 2021. For further information regarding the 2021 Omnibus Incentive Plan, see “Executive Compensation—Equity Incentive Plans—Omnibus Incentive Plan” in the Prospectus. The 2021 Omnibus Incentive Plan is filed herewith as Exhibit 10.3 and is incorporated herein by reference. The material terms of the 2021 Omnibus Incentive Plan are substantially the same as the terms set forth in the form of such document filed as an exhibit to the Registration Statement and as described in the Prospectus.

Apria, Inc. 2015 Stock Plan

In connection with the Offering, the board of directors of the Company and its stockholders adopted and the Company assumed the Apria, Inc. 2015 Stock Plan (the “2015 Plan”), as contemplated by the Company’s Registration Statement. The 2015 Plan became effective on February 10, 2021. For further information regarding the 2015 Plan, see “Executive Compensation—Equity Incentive Plans—Apria Healthcare Group 2015 Stock Plan” in the Prospectus. The 2015 Plan is filed herewith as Exhibit 10.4 and is incorporated herein by reference. The material terms of the 2015 Plan are substantially the same as the terms set forth in the form of such document filed as an exhibit to the Registration Statement and as described in the Prospectus.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 10, 2021, the Company’s amended and restated certificate of incorporation (the “Charter”) became effective and the Company’s bylaws were also amended and restated (the “Bylaws”), each as contemplated by the Registration Statement. The Charter and the Bylaws are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference. The material terms of the Charter and the Bylaws are substantially the same as the terms set forth in the forms previously filed as Exhibits 3.1 and 3.2, respectively, to the Registration Statement.

Item 8.01	Other Events.

On February 16, 2021, the Company completed the Offering. The selling stockholders sold 8,625,000 shares of Common Stock in the Offering, including 1,125,000 shares of Common Stock pursuant to the full exercise of the underwriters’ option to purchase additional shares, for cash consideration of $20.00 per share ($18.60 per share, after deducting underwriting discounts and commissions), to a syndicate of underwriters led by Citigroup Global Markets Inc. and Goldman Sachs & Co. LLC as representatives. The Company did not receive any proceeds from the sale of shares of its Common Stock in the Offering by the selling stockholders.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Apria, Inc., dated as of February 10, 2021

3.2	Amended and Restated Bylaws of Apria, Inc., dated as of February 10, 2021

10.1	Stockholders Agreement, dated as of February 16, 2021, by and among the Company and the other parties thereto

10.2	Registration Rights Agreement, dated as of February 16, 2021, by and among the Company and the other parties thereto

10.3	Apria, Inc. 2021 Omnibus Incentive Plan (incorporated by reference to Exhibit 4.3 to the Registrant’s Registration Statement on Form S-8 (File No. 333-253087) filed with the Commission on February 12, 2021)

10.4	Apria, Inc. 2015 Stock Plan (incorporated by reference to Exhibit 4.4 to the Registrant’s Registration Statement on Form S-8 (File No. 333-253087) filed with the Commission on February 12, 2021)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APRIA, INC.

By:	/s/ Daniel J. Starck
Name:	Daniel J. Starck
Title:	Chief Executive Officer

Date: February 16, 2021